UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------
                                    FORM 8-K
                            -------------------------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2006


                          NGP CAPITAL RESOURCES COMPANY
             (Exact name of Registrant as specified in its charter)


           Maryland                     814-00672                20-1371499
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)


   1221 McKinney Street, Suite 2975
            Houston, Texas                                          77010
(Address of principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, including area code: (713) 752-0062

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

     On March 10, 2006, the Registrant issued a press release announcing its financial results for the year ended December 31, 2005. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

     The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

      c.   Exhibits

           99.1 Press Release dated March 10, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 NGP CAPITAL RESOURCES COMPANY


                                                 By: /s/ Stephen K. Gardner
                                                     ---------------------------
                                                     Stephen K. Gardner
                                                     Chief Financial Officer and
                                                     Treasurer


Date: March 10, 2006

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                                  EXHIBIT INDEX

    Exhibit
    -------
    Number            Description
    ------            -----------

    99.1              Press Release dated March 10, 2006.